EXHIBIT 99.2

Conference Call And Webcast

Discussion of
Third-Quarter 2008 Results
November 6, 2008

Redefining High Definition

NASDAQ: TDSC
www.3dsystems.com

Participants
☐ Chanda Hughes
 Coordinator, Investor Relations
☐ Abe N. Reichental
 President & Chief Executive Officer
☐ Damon Gregoire
 Vice President & Chief Financial Officer
☐ Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
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 questions during our Q&A session, please dial:
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Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms
“believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.
Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk
Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-
looking statements.

3D SYSTEMS

Abe Reichental
President & CEO

Redefining High Definition

NASDAQ: TDSC
www.3dsystems.com

Operating Results

☐ Revenue shortfall of $3.0 MM from mid-September expectations:
 ■ $2.0 million shortfall in Large-Frame Systems’ Sales underscoring heavy reliance on high end and portfolio gap in the sub $500K systems offering
 ■ Integrated Materials Sales growth, up 38% since the first quarter of 2008, but short
 $0.5 million from mid-September expectations
 ■ 3-D Printer sales up 50% over the comparable quarter, but short $0.5 million from mid-September expectations
 ■ Contracting economy resulted in stretched selling cycle with previous deferred sales trickling in during subsequent periods
☐ Gross profit margin shortfall on volume, mix and COGS drivers:
 ■ Revenue mix and volume resulting in absorption of overhead over lower systems revenue
 ■ Amounts associated with planned build up of V-Flash® finished goods inventory
 ■ Duplicate supply-chain costs from moving activity to Rock Hill, that we completed
 3Q08
 ■ Unfavorable net effect of foreign currency translation on cost of goods sold
Factors Shaping 3Q08 Results
For more details please read our 3Q 2008 Earnings Release and Form 10-Q.

2008			Q1 to Q3
	Q3	Q2	Q1	% Change
Total Materials Sales	$ 16.3	$ 16.2	$ 14.9	9%
Integrated Materials	$ 4.4	$ 4.2	$ 3.2	38%
Integrated Materials % of Total Materials Sales	27%	26%	22%	

Redefining High Definition

☐ Integrated Materials sales increased by 38% sequentially since the first quarter of 2008.
☐ Integrated Materials grew to 27% of total materials revenue representing a 500 basis point gain from the first-quarter 2008.
☐ Despite worsening economic conditions, materials sales continued their upward trend.
Our Integrated Materials Strategy, which is at the heart of our longer-term target business model and is consistent with industry practice, is beginning to gain positive momentum and contributing increasing amounts to revenue and gross profit.
Integrated Materials Update
($ Millions )

Damon Gregoire
Vice President and CFO

Redefining High Definition

NASDAQ: TDSC
www.3dsystems.com

Financial Review

3Q08 Revenue Mix By Category and Region
5
10
15
20
25
30
35
0
38%
38%
24%
29%
46%
25%
42%
40%
18%
40%
45%
15%
2007
2008
2007
2008
Services
Materials
Systems &
Other
Asia Pacific
Europe
North America
$38.2
$35.6
$38.2
$35.6
40

Third Quarter 2008 Operating Results
($ Millions except per share amounts)
Operating Results	Third Quarter		% Change
	2008	2007
Revenue	$35.6	$38.2	(7%)
Gross Profit % of Revenue	$13.8 39%	$15.9 42%	(13%)
Operating Expenses % of Revenue	$14.3 40%	$15.5 41%	(8%)
Net (Loss)/Earnings	($1.0)	$0.3	n/a
Depreciation & Amortization % of Revenue	$1.8 5%	$1.8 5%	2%
Fully Diluted (Loss)/Earnings Per Share	($0.04)	$0.01	n/a

Nine Months 2008 Operating Results
($ Millions except per share amounts)
Operating Results	Nine Months		% Change
	2008	2007
Revenue	$104.0	$111.6	(7%)
Gross Profit % of Revenue	$40.5 39%	$45.3 41%	(11%)
Operating Expenses % of Revenue	$47.1 45%	$51.9 46%	(9%)
Net Loss	($8.0)	($8.1)	1%
Depreciation & Amortization % of Revenue	$5.0 5%	$5.4 5%	(9%)
Fully Diluted Loss Per Share	($0.36)	($0.40)	10%

3Q08 Gross Profit Margin
($ Millions)
☐ Items affecting gross profit margin in 3Q08:
 ■ Changes in product mix among the systems that we sold during 3Q08
 ■ Shortfall in Large-Frame systems’ sales
 ■ Amounts associated with our initial planned build up of V-Flash® finished goods inventory
 ■ Duplicate supply-chain costs
 ■ Unfavorable effect of foreign currency translation on COGS
2008
2007
% Revenue
Yr-Yr %
 TOTAL
Services
Systems
$ Millions
% Revenue
$ Millions
Materials
11%
$ 1.1
27%
39%
$ 2.4
$ 13.8
39%
$ 5.7
26%
42%
$ 2.3
$ 15.9
(80%)
 4%
(13%)
$ 10.3
63%
$ 7.9
54%
29%
Columns may not add due to rounding

Nine Months 2008 Gross Profit Margin
($ Millions)
☐ Items affecting gross profit margin in the first nine months of 2008:
 ■ Changes in product mix among the systems that we sold during 3Q08
 ■ Shortfall in Large-Frame systems’ sales
 ■ Amounts associated with our initial planned build up of V-Flash® finished goods inventory
 ■ Duplicate supply-chain costs
 ■ Unfavorable effect of foreign currency translation on COGS
2008
2007
% Revenue
Yr-Yr %
 TOTAL
Services
Systems
$ Millions
% Revenue
$ Millions
Materials
15%
$ 4.5
23%
39%
$ 6.2
$ 40.5
33%
$ 13.4
21%
41%
$ 5.5
$ 45.3
(66%)
13%
(11%)
$ 29.8
63%
$ 26.4
59%
13%
Columns may not add due to rounding

Contract Labor and Consultants - $0.4 MM
Marketing and Travel - $0.7 MM
Stock-Based Comp - $0.3 MM
Incentive Compensation - $0.5 MM
Legal - ($0.5 MM)

Redefining High Definition

3Q08 Operating Expenses
($ Millions)
SG&A
R&D
Total Operating Cost
$10.4
$ 3.9
$14.3
2008
$15.5
$11.9
$ 3.6
2007
Expect SG&A expenses in 4Q 2008 to fall in the range of $10 MM to $11 MM
Expect R&D expenses in 4Q 2008 to be approximately $4 MM
 (8%)
(12%)
Yr-Yr %
8%
Favorable (Unfavorable):

Contract Labor and Consultants - $2.7 MM
Accounting - $0.8MM
Severance and Stock-Based Comp - $2.1 MM
Incentive Compensation - $0.5 MM
Investigation Costs – ($0.6 MM)

Redefining High Definition

Nine Months 2008 Operating Expenses
($ Millions)
SG&A
R&D
Total Operating Cost
$36.0
$11.1
$47.1
2008
$51.9
$41.6
$10.2
2007
Expect SG&A expenses in 4Q 2008 to fall in the range of $10 MM to $11 MM
Expect R&D expenses in 4Q 2008 to be approximately $4 MM
 (9%)
(13%)
Yr-Yr %
8%
Favorable (Unfavorable):

Days
101
74
67
73
Days SalesOutstanding

Redefining High Definition

40
60
80
100
120
140
160
Working Capital Management Progress
Days Inventory On Hand
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
68
64
131
100
68
78
93
65
116
90
63
121
102
70

Inventory
($000’s)
Expect inventory to decrease to $20-22 million by year-end 2008
Inventory at 9/30/08
Inventory as of 12/31/07
Q1 2008 Increase
Q2 2008 Increase
Q3 2008 Decrease
$23,914
$20,041
$4,377
$1,667
($2,171)
☐ Inventory increase from year-end 2007 resulted from inventory investments to support our expanding 3-D Printing and Direct Metal
 Systems’ portfolio.
☐ At September 30, 2008, inventories decreased by $2.2 MM from June
 30, 2008, reflecting some progress in our efforts to reduce inventory.

Cash Position 9/30/2008
($000’s)
Total
YTD08
Q208
Q308
Inventory and Asset Investments Include:
 Tangible Express
 Other Inventory
 Other Capex
$1,100
($1,827)
($1,362)
$1,200
($376)
($788)
($3,000)
($3,765)
($4,032)
Exercise of Stock Options
Other
$10
 ($744)
$0
 ($1,026)
$1,091
($1,864)
Net Change in Cash
($2,823)
($990)
($11,570)
Net Cash at 12/31/07
$29,689
Q1 2008 Decrease in Cash
Q2 2008 Decrease in Cash
Q3 2008 Decrease in Cash
$18,119
Cash at 9/30/08
($7,757)
($2,823)
 ($990)
Q108
($5,300)
($1,562)
($1,882)
$1,081
 ($94)
($7,757)

3D SYSTEMS

Abe Reichental
President & CEO

Redefining **High** Definition

NASDAQ: TDSC
www.3dsystems.com

Progress Report

State of Business
We believe and expect that:
☐ Our growing installed base, coupled with the integration of our new systems with proprietary materials’ cartridges, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems.
☐ The stability of our revenue base should improve as 3-D Printers and consumables’
 sales rise as a percentage of the product mix relative to Large-Frame systems.
☐ Our operating expenses will continue to decline as we continue to drive cost reduction programs.
☐ Our accelerated new product introduction activities culminating in the seven new systems that we plan to commercialize during Q4 of 2008 and Q1 of 2009 will contribute favorably to our revenue starting in 4Q08.
We believe that our Integrated Materials Strategy is working despite the uncertain economy and slower demand for parts.

Expect SG&A expenses to continue to decline at a slower rate due to anticipated marketing and legal expenses.
SG&A Reduction Initiatives
☐ Curtail certain budgeted discretionary expenses
☐ Absence of certain special accounting costs
☐ Conclusion of contractor provided services
☐ Receipt of South Carolina job development incentives
☐ Continue to normalize annual audit and tax review cost
☐ Absence of expansive recruitment and relocation costs
☐ Deliver operating cost savings from Rock Hill consolidation
☐ Expect selling expenses to rise with revenue

Gross Profit Improvement Plan Update
 Profit Leakage Source
☐ Inefficient third-party logistics and
 warehousing.
☐ Material weaknesses related to
 inventory management.
☐ Inefficient parts return system
 inflating inventory and cost of
 goods.
☐ Premature failures of warranty
 parts supplied by third parties.
☐ Negative FX impact on materials
 produced in Europe.
 Action
☐ Completed move to Rock Hill in
 August 2008.
☐ Integrated ERP module, moved
 activity in-house.
☐ Streamlining process, move activity
 in-house.
☐ Improving third-party supplied parts
 quality.
☐ Completed a resin blending facility in
 Rock Hill.
These initiatives resulted in a 2 percentage point improvement to our materials’
margin to 63% from 61% and improved service margins of 11 percentage points to 27% from 16%.

Progress Against Our Long-Term Target Model
(% of Yearly Revenue, $ in millions)
We believe that continued integrated materials revenue growth coupled with the decline of SG&A and the realization of our gross profit improvement plan will result in returning and exceeding our historical performance in these categories and convergence to the threshold of our target operating model.
2003
2006
2004
2005
2007
9 Mos 08
TOM*
9 Mos 07
39%
45%
45%
34%
41%
46%
41%
39%
Gross Profit
44%
31%
29%
38%
35%
25%
37%
35%
SG&A
8%
8%
9%
10%
9%
8%
9%
11%
R&D
29%
30%
32%
39%
40%
42%
40%
46%
Materials Revenue
$110.0
$125.6
$139.1
$134.8
$156.5
$170.0
$111.6
$104.0
Revenue
TOM = Target Operating Model

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accepted.
Question and Answer Session

A replay of this webcast will be
available approximately three
hours after the call on the 3D
Systems Investor Relations
Web site,
www.3dsystems.com/ir.
Thank You For Participating